EXHIBIT 10.2
                                                                    ------------

                                PAYMENT AGREEMENT

THIS AGREEMENT dated October 20, 2004 is between CDKNET.COM, INC., a corporation organized under laws of the State of Delaware, whose address is 948 US Highway 22, North Plainfield, NJ 07060, (hereinafter referred to as the "Company"); and, SUMMIT TRADING LIMITED, an international business corporation, organized under the laws of the Bahamas with its principal office at Charlotte House, Charlotte Street, Nassau, Bahamas, as the Financing Agent (hereinafter referred to as "STC");

         WHEREAS, STC is in the business of assisting public companies in funding financial advisory, strategic business planning, and investor and public relations services; and

         WHEREAS, the Company has retained Investor Relations Services, Inc., a Delaware corporation ("Consultant") to provide and execute plans for such services (the "Plan") by way of a consulting agreement ("Consulting Agreement"); and

         WHEREAS, the Company desires to retain STC to finance the services and expenses of Consultant under the Consulting Agreement; and

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1.       DUTIES AND INVOLVEMENT.

         STC, in return for the compensation hereinafter described, has agreed to pay the Company's obligations to the Consultant for fees, costs and expenses under the Consulting Agreement.

         2.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF STC

         STC represents, warrants and agrees as follows:

         2.1 Organization.

         STC is duly organized, validly existing and in good standing under the laws of the Bahamas.

         2.2 Authorization.

         STC has full power, legal capacity and authority to enter into this Agreement, and to perform all of its obligations hereunder. This Agreement has been effectively authorized by all necessary action, corporate or otherwise, on the part of STC, which authorizations remain in full force and effect, has been duly executed and delivered by STC, and no other corporate proceedings on the part of STC are required to authorize this Agreement. This Agreement constitutes the legal, valid and binding obligation of STC and is enforceable with respect to STC in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the financing contemplated hereby, or compliance with any of the provisions hereof, will violate any judgment, order, injunction, decree, statute, rule applicable to STC. No authorization, consent or approval of any public body of authority or any third party is necessary for STC to perform the services contemplated by this Agreement.

         2.3 No Pending Material Litigation or Proceedings.

         There are no actions, suits or proceedings pending or, to the best of STC's knowledge, threatened against or affecting STC at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors or principal stockholders of STC in connection with the business, operations or affairs of STC, which might result in any adverse change in the business of STC, or which might prevent STC from financing the Plan contemplated by this Agreement.

         2.4 Compliance with Law and Government Regulations.

         STC is in compliance, and during the term of this Agreement and the Consulting Agreement will be in compliance, with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, imposed by the United States of America, any state, county, municipality or agency of any thereof, and any foreign country or government to which STC is subject. Without limiting the generality of the foregoing, STC's funding of the Plan under this Agreement does not and will not:
(a) involve effecting transactions in any security, or inducing, attempting to induce the purchase or sale of any security which would require STC or its officers or employees to register under the Securities Exchange Act of 1934, as amended; (b) activities which would require STC or its agents to register under the Investment Advisors Act of 1940, as amended; or (c) activities which would under any applicable law or regulation relating to broker-dealers or investment advisors require registration or licensing.

         2.5 Certain Business Practices. No officer, director, shareholder, employee, agent or other representative of STC, or any person acting on behalf of STC, has or will directly or indirectly, given or agreed to give or give any illegal, unethical or improper gift or similar benefit to any broker, dealer, governmental employee or other person who is or may be in a position to help or hinder STC or influence the price of a security.

         2.6 Authorizing Release of Information. Neither STC, nor any officer, director, employee or agent of STC will issue a press release or other information concerning the Company which has not been approved in advance by a senior executive having the authority to do so.

         2.7 Securities Matters. STC hereby represents, warrants and covenants to the Company, as follows:

         (a) STC understands that the shares of Company common stock issued or issuable under this Agreement (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities act in reliance on exemptions therefrom.

         (b) The Shares are being acquired solely for STC's own account, for investment and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof, STC has no present plans to enter into any such contract, undertaking, agreement or arrangement and STC further understands that the Shares, may only be resold pursuant to a registration statement under the Securities Act, or pursuant to some other available exemption;

         (c) STC is an "accredited investor" as that term is defined in Regulation D or not a "U.S. persong as that term is defined in Regualation S each underthe Securities Act and through its officers and directors has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and the risks of its investment in the Shares and is able to bear the economic risk of its investment in the Shares;

         (d) STC acknowledges, in connection with the purchase of the Shares, that no representation has been made by representatives of the Company regarding its business, assets or prospects other than that set forth herein and that it is relying upon the information set forth in the filings made by the Company pursuant to Section 13 of the Securities Exchange Act of 1934, as amended.

         (e) STC agrees that the certificate or certificates representing the Shares will be inscribed with substantially the following legend in addition to any other contractual or regulatory legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF ISSUER'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

         2A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

         The Company represents, warrants and agrees as follows:

         2A.1 Organization.

         The Company is duly organized, validly existing and in good standing under the laws of Delaware.

         2A.2 Authorization.

         The Company has full power, legal capacity and authority to enter into this Agreement, and to perform all of its obligations hereunder. This Agreement has been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect, has been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the issuance of the shares, or compliance with any of the provisions hereof, will violate any judgment, order, injunction, decree, statute, rule applicable to the Company. No authorization, consent or approval of any public body of authority or any third party is necessary for the Company to perform the services contemplated by this Agreement.

         2A.3 No Pending Material Litigation or Proceedings.

         There are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors or principal stockholders of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business of the Company, except as disclosed in the Company's periodic reports filed with the SEC.

         2A.4 Certain Business Practices. No officer, director, shareholder, employee, agent or other representative of the Company, or any person acting on behalf of the Company, has or will directly or indirectly, given or agreed to give or give any illegal, unethical or improper gift or similar benefit to any broker, dealer, governmental employee or other person who is or may be in a position to help or hinder the Company or influence the price of a security.

         3.       RELATIONSHIP AMONG THE PARTIES.

         STC acknowledges that it is not an officer, director or agent of the Company, it is not, and will not, be responsible for any management decisions on behalf of the Company, and may not commit the Company to any action. The Company represents that the STC does not have, through stock ownership or otherwise, the power to control the Company, nor to exercise any dominating influences over its management.

         STC understands and acknowledges that this Agreement shall not create or imply any agency relationship among the parties, and STC will not commit the Company in any manner except when a commitment has been specifically authorized in writing by the Company.

         The Company acknowledges that neither the services of Consultant contemplated by the Consulting Agreement nor the financing activities of STC under this Agreement include investment advice or stock brokerage.

          4.      EFFECTIVE DATE, TERM AND TERMINATION.

         This Agreement will be effective as of October 20, 2004. Upon execution and delivery of the compensation to STC set forth in Section 5, below, the obligations of STC to pay all fees costs and expenses of the Consultant under the Consulting Agreement and the Plan and its indemnification set forth in
Section 11 of this Agreement are unconditional and absolute and will survive any expiration or termination of the Consulting Agreement or this Agreement or any cancellation of shares under Section 5.2.

         5.       COMPENSATION.

         5.1 Consideration. As total and complete consideration for STC arranging payment of the fees, expenses and costs of the Consultant and fees and expenses of the public and investor relations campaign developed and executed by the Consultant the under the Plan, Company agrees to issue to STC 1,150,000 shares of its common stock (the "Shares").

         5.2 Cancellation of Shares. All of the Shares issued to STC shall be subject to cancellation and forfeiture upon the occurrence of the following events:

                  (a) in the event the Company terminates the Consulting Agreement because of a material breach of a representation, warranty of the Consultant with contained in Section 2 of the Consulting Agreement or there is a material breach of a representation, warranty or agreement made by STS in
Section 2 (each for "Cause") of this Agreement, all the Shares shall be forfeited and cancelled, provided Cause shall constitute a basis for cancellation of the Shares except in the event:

                           (i) STC, the Consultant or any of their principal
                  officers, directors or shareholders are convicted of a felony; or

                           (ii) the Company provides STC and Consultant with a
                  notice of a material breach with reasonable specificity and if either the Consultant or STC, within ten (10) calendar days of such notice, notifies the Company that either it does not agree that a material breach has occurred or such breach has been cured and has not and will not with the passage of time have a material adverse effect on the Company or the market for its securities, then the issue of whether the Company has Cause shall be submitted to arbitration. Pending the determination of such arbitration, the Shares will neither be transferred by STC nor cancelled by the Company.

                  (b) In the event the Consulting Agreement is terminated by either party without Cause after six months, there shall be a number of Shares forfeited and cancelled calculated by dividing the number of days then remaining of the Term of the Consulting Agreement at the effective date of its termination by 365 and multiplying the fraction thus obtained by the number of Shares initially issued to STC under this Agreement.

                  (c) Until the Shares are no longer subject to cancellation in accordance with the provisions of Section 5.2(a) or (b) of this Agreement, each certificate representing the Shares shall bear the following restrictive legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CANCELLATION BY THE COMPANY PURSUANT TO THE PROVISIONS OF THE FINANCING AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SECURITIES (OR HIS OR HER PREDECESSOR IN INTEREST). SUCH AGREEMENT GRANTS CERTAIN RIGHTS TO THE COMPANY TO CANCEL SOME OR ALL OF THE SECURITIES UNTIL OCTOBER 19, 2005. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

                  (d) If the Company shall notify STC that it has cancelled the Consulting Agreement in accordance with provisions of this Agreement, then from and after such time, STC or its assigns or successors shall no longer have any rights as a holder of such cancelled Shares, and such Shares shall be deemed cancelled, whether or not the certificates therefor have been delivered to the Company or its transfer agent.

                  (e) STC hereby agrees to take additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable to carry out or effect one or more of the obligations or restrictions imposed on either STC or the Shares pursuant to the express provisions of this Agreement.

                  (f) Notwithstanding that the Shares are subject to cancellation, for purposes of Rule 144 under the Securities Act, the Shares shall be deemed earned upon the signing of this agreement and shall be issued immediately and shall be delivered to STC upon the execution of this agreement with the time for delivery not to exceed ten days.

                  (g) Upon delivery of the Shares to STC, STC will arrange for payment on behalf of the Company to the Consultant and any third party for the services, fees and expenses to be provided under the Consulting Agreement and Plan, and hereby indemnifies and agrees to hold the Company harmless from all claims on the part of the Consultant or any person retained by the Company for which the Consultant is obligated to bear fees, costs and expenses under the Consulting Agreement. The Company shall have no other obligation to the Consultant for payment or reimbursement.

         6.       ADDITIONAL REPRESENTATION.

         6.1 STC acknowledges that the acquisition of the securities to be issued to STC involves a high degree of risk. STC represents that it and its advisors have been afforded the opportunity to discuss the Company with its management.

         6.2 STC represents that neither it nor its officers, directors, or employees is not subject to any disciplinary action by either the National Association of Securities Dealers or the Securities and Exchange Commission by virtue of any violations of their rules and regulations and that to the best of its knowledge neither is its affiliates nor subcontractors subject to any such disciplinary action.

         6.3 If required by United States law or regulation, STC will take necessary steps to prepare and file any necessary forms to report the transfer of the shares of stock from Company to STC, including, if required, form 13(d).

         7.       REMOVAL OF LEGENDS AND LIQUIDATED DAMAGES.

         The Company hereby acknowledges that time is of the essence with respect to removal of the 144 restrictive legend from certificates representing the Shares, and that in the event the legend is not removed thirty (30) days after written demand made one year from issuance date and STC has satisfied all conditions of Rule 144 under the Securities Act, the Company agrees to issue either an additional number of shares equal to ten percent (10%) of the total number of Shares initially issued under this Agreement and not forfieted for each additional thirty (30) day delay. In the event of a delay of less than a full thirty (30) day period, STC shall be entitled to a pro-rata allocation of additional shares.

         8.       ANTI-DILUTION.

         The number and kind of securities paid as compensation shall be subject to adjustment during the term of this Agreement and for three (3) months thereafter as follows:

         8.1 In case Company shall (i) pay a dividend or make a distribution on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares into a greater number of share, (iii) combine the outstanding Common Shares into a lesser number of shares, so that the price of common stock of the Company decreases by more than 25% in value at any time during a three (3) month period immediately following said combination (iv) issue by reclassification of the Common Shares any Common Shares, STC shall thereafter be entitled to receive the number and kind of shares which, if payment had been made immediately prior to the happening of such event, STC would have owned upon such payment and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall become effective on the day next following (x) the record date of such dividend or distribution or (y) the day upon which such subdivision, combination, or reclassification shall become effective.

         8.2 In case Company shall consolidate or merge into or with another corporation, or in case the Corporation shall sell or convey to any other person or persons all or substantially all of the property of Corporation, STC shall thereafter be entitled, upon exercise, to receive the kind and amount of shares, other securities, cash and property receivable upon such consolidation, merger, sale, or conveyance by a holder of the number of Common Shares which might have been due immediately prior to such consolidation, merger, sale, or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made, in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale and conveyance, or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of STC shall thereafter be made applicable.

         8.3 In the event that at any time, as a result of an adjustment made pursuant to this Section 8, STC shall become entitled to receive cash, property, or securities other than Shares, then references to Shares in this Section 8 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property, or other securities, provided that all such shares, cash, property or other securities shall be subject to forfeiture under Section 5.2(a) and (b).

         8.4 Upon any adjustment, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to STC as shown on the Corporation's books, which notice shall state such adjustment and the increase or decrease, if any, in the number of Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         9.       CONFIDENTIAL INFORMATION.

         9.1 For purposes of this Agreement, the term "Confidential Information" shall mean non-public information that the Company designates as being confidential or which, under the circumstances surrounding disclosure, reasonably ought to be treated as confidential. Confidential Information disclosed to a party by any employee, agent, representative, or affiliate of the other party is covered by this Agreement.

         9.2 Confidential Information shall not include any information that:
(i) is or subsequently becomes publicly available without a breach of any obligation of confidentiality owed to a party under this Agreement or by any third party; (ii) was already known to a party before the other party's disclosure of such information; (iii) became known to a party from a source other than the other party and other than by a breach of an obligation of confidentiality owed to the party by such source; or (iv) is independently developed by a party.

         9.3 STC shall not disclose any Confidential Information to third parties for at least five (5) years following the date of its disclosure to STC. Provided, however, that STC may disclose Confidential Information to its professional advisors on a need-to-know basis if such advisors have agreed to keep such information confidential in the same or a substantially similar manner as provided for in this Agreement. STC shall not use any Confidential Information except as expressly permitted by, or as required to achieve the purposes of, this Agreement.

         9.4 Notwithstanding anything contained in Section 8.3 to the contrary, a party may disclose Confidential Information in accordance with a judicial or other governmental order or as may be required by statute. Provided, however, that a party so disclosing Confidential Information (the "Disclosing Party") shall give the other party (the "Protected Party") as much advance notice as reasonably possible of any such disclosure so that the Protected Party may seek a protective order or other remedy. The Disclosing Party shall comply with any protective order or equivalent relating to the Confidential Information. If such a protective order is not obtained, the Disclosing Party shall use its reasonable best efforts to ensure that only the minimum portion of the Confidential Information necessary to comply with the law is disclosed.

         9.5 Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information of a similar nature, to keep confidential the Confidential Information.

         9.6 STC acknowledges that the federal securities laws prohibit STC from, directly or indirectly, purchasing selling or otherwise trading in the Company's securities while in possession of material information concerning the Company which has not been disclosed to the investing public, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to trade in the Company's securities. During the course of STC's performance of this Agreement, STC shall not, directly or indirectly, purchase, sell or otherwise trade in the Company's securities while in possession of material information concerning the Company which has not yet been disclosed to the investing public, nor shall STC disclose any such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to trade in the Company's securities.

         10.      COVENANT NOT TO COMPETE.

         During the term of this Agreement, STC warrants, represents and agrees that it will not directly or indirectly use the information developed for and by the Company in the cause of providing the services hereunder, and will not compete directly with the Company in the Company's primary industry or related fields.

         11.      INDEMNIFICATION.

         STC agrees to indemnify and hold harmless Company and its directors, officers, agents and employees, against any losses, claims, damages or liabilities, joint or several ("losses"), to which the Company or any such other person, may become subject, insofar as such losses (or actions, suits or proceedings in respect thereof) arise out of or are based upon the failure of any representation, warranty or agreement made by STC in Section 2, above, except any losses resulting from the gross negligence or willful misconduct of the Company or such persons; and will reimburse the Company, or any such other person, for any legal or other expenses reasonably incurred by the Company, or any such other person, in connection with investigation or defending any such losses.

         12.      MISCELLANEOUS PROVISIONS.

         12.1 Time.  Time is of the essence of this Agreement.

         12.2 Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

         12.3 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday or a legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday or legal holiday.

         12.4 Titles and Captions. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

         12.5 Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         12.6 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

         12.7 Good Faith, Cooperation and Due Diligence. The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement. All promises and covenants are mutual and dependent.

         12.8 Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         12.9 Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other, but shall be binding upon the successors of the parties.

         12.10 Arbitration.

                  (a) Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules including the Emergency Interim Relief Procedures, and judgment on the award rendered by a single arbitrator may be entered in any court having jurisdiction thereof.

                  (b) Any provisional remedy, which would be available from a court of law, shall be available to the parties to this Agreement from the Arbitrator pending arbitration.

                  (c) The situs of the arbitration shall be Washington, D.C.

                  (d) In the event that a dispute results in arbitration, the parties agree that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator.

         12.11 Notices. All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified. Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier (such as Federal Express or similar express delivery service), addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten (10) days' written notice, to the other party.

         12.12 Governing law. The Agreement shall be construed by and enforced in accordance with the laws of the State of New York.

         12.13 Entire agreement. This Agreement contains the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

         12.14 Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         12.15 Counterparts. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this agreement as though the signature was an original.

         12.16 SUCCESSORS. THE PROVISIONS OF THIS AGREEMENT SHALL BE BINDING UPON ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS.

         12.17 Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

         12.18 Third Parties. Except as specifically set forth in this Agreement with respect to the Consultant and the obligations of STC under Section 11 of this agreement with respect to employees, officers, directors and agents of the Company, nothing in this Agreement, express or implied, is intended or shall be construed to confer or give any person, firm, partnership or corporation, other than the parties hereto, any rights or remedies under or by reason of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year provided herein.



                                       FINANCING AGENT:
                                       SUMMIT TRADING LIMITED

                                       By: /s/ Richard J. Fixaris
                                          -------------------------------------
                                           Richard J. Fixaris, Attorney-in-fact



                                       COMPANY:
                                       CDKNET.COM, INC.



                                       By: /s/ Oleg Logvinov
                                          -------------------------------------
                                           Oleg Logvinov, President